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                                                                    Exhibit 99.1

                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Harvey R. Blau, Chairman of the Board and Chief Executive Officer of Griffon Corporation certify that:

The Form 10-K of Griffon Corporation for the period ended September 30, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Griffon Corporation for the periods presented.

This certification is being furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and, except to the extent required by the Sarbanes-Oxley Act, shall not be deemed to be filed as part of the periodic report described herein nor shall it be deemed filed by Griffon Corporation for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.


                                                /s/ Harvey R. Blau
                                                ------------------------
                                                Name: Harvey R. Blau
                                                Date: December 20, 2002


I, Robert Balemian, President and Chief Financial Officer of Griffon Corporation certify that:

The Form 10-K of Griffon Corporation for the period ended September 30, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Griffon Corporation for the periods presented.

This certification is being furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and, except to the extent required by the Sarbanes-Oxley Act, shall not be deemed to be filed as part of the periodic report described herein nor shall it be deemed filed by Griffon Corporation for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.


                                                /s/ Robert Balemian
                                                ------------------------
                                                Name: Robert Balemian
                                                Date: December 20, 2002